OTCQB:WTER | Company Presentation – October 2014
www.thealkalinewaterco.com

Forward Looking Statements

Notice Regarding Forward -Looking Statements

This presentation contains "forward -looking statements. " Statements in this presentation that are not purely historical are forward -looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward -looking statements include, among other things, The Alkaline Water Company Inc.’s (the “Company”) statements regarding the Company’s intention to provide the highest quality alkaline drinking water to the largest consumer audience possible; the Company’s expectation to be in 20,000 stores within the next 12 months; and the statements that 4th manufacturing facility is opening in Q4-2014; that the biggest driver of growth over the next 12 months will be the major expansion of the sales footprint nationally; and that there are no current plans for mass market advertising campaigns. Such factors include, among others, the inherent uncertainties associated with developing new products and operating as a development stage company, the Company’s ability to raise the additional funding it will need to continue to pursue its business and product development plans, competition in the industry in which the Company operates and market conditions. These forward -looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward -looking statements, or to update the reasons why actual results could differ from those projected in the forward -looking statements, except as required by applicable law, including the securities laws of the United States. Although the Company believes that any beliefs, plans, expectations and intentions contained in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. You should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents we file with the SEC, available at www.sec.gov.

Company Overview

The Alkaline Water Company Inc. produces, distributes, markets and sells its signature bottled alkaline water, Alkaline88.

  Products are sold in numerous retail markets, including chain and independent health food stores, grocery store, convenience and drug stores.

  The Company has obtained national distribution in over 8,500 stores in 49 states and the District Of Columbia. Sample retailers include:

Rapidly Growing Sales

Sales of Alkaline88 have been increasing dramatically.

  From sales of under $10,000 per month in Q1-2013, to over $435,000 in September 2014.

Monthly GAAP Sales in $: January 2013 – September 2014 (UNAUDITED)
500,000.00
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Store Count

Alkaline88 continues to expand nationally at a rate of over 700 stores per month and expects to be in 20,000 stores within the next 12 months.

Alkaline 88 vs. Competitors

Alkaline88 has no calories, added sugar, artificial coloring or preservatives.

It helps keep our cells hydrated to maintain optimum health & high energy levels

Alkaline water is thought by many to fight a variety of diseases and boost immunity

A balanced life starts with balanced hydration.

84 Trace Minerals	No	No	No	Yes
3 Liter & 1 Gallon Products	No	No	No	Yes
Value Package	No	No	No	Yes
8.8 pH Level or Higher	No	Yes	Yes	Yes
Nationwide Warehousing Locations	Yes	Yes	No	Yes
State of the Art Electrolytes Process	No	Yes	Yes	Yes
Lowest Every Day Pricing	No	No	No	Yes

Key Partners

WTER utilizes third-party distribution relationships to maximize their sales and marketing footprint.

•	Direct Store Delivery (DSD) - currently makes up ~13% of sales

o	DSD Includes gas stations, smaller retail stores, etc.
o	Focused on distributing smaller sized packages (500-ml, 700-ml, and 1-liter).
o	Kalil Bottling Co., a family owned beverage distributor based in Arizona that serves AZ, TX, CO, and NM - instrumental in helping launch Monster Energy, Vitamin Water and Smart Water.
o	Hangar 24, based out of Redlands, CA helps support all of Southern California with small bottle distribution
o	Triangle Distributing Co. , based out of Santa Fe Springs, helps support the Southern Los Angeles market with small bottle distribution.

•	Direct To Retail (DTR) - currently makes up ~87% of sales

o	DTR Includes regional and national chains
o	Key Partner is BeaconUnited, a national firm comprised of 8 leading U.S. food and beverage brokers.
o	Focused on distributing larger sized packages (3-liter and 1-gallon).

•	Other key partners include:

o	KeHE - distributes over 40,000 products to 15,000+ retail stores
o	C&S Wholesale Grocers - wholesale distributor of grocery store items
o	Tree of Life - one of the largest certified organic distributor in the U.S.
o	UNFI - leading independent national distributor of organic, specialty foods
o	Nature’s Best - largest privately owned distributor of natural food products

WTER is currently sold in 49 states, and over 8,500 stores.

Distribution – Broker Coverage

The Company has partnered with regional brokers in order to make Alkaline88 available nationwide.

Carlin O'Brien
Co-Sales
Blackford Brokerage
Brennan & Nagel
BeaconUnited Cincinnati
ESM
Riteway
ArchPoint Sales

REGIONAL BROKERS

Co- Sales
Carlin O'Brien
Blackford Brokerage
ArchPoint Sales
Brennan & Nagel
Beacon United Cincinnati
Riteway
ESM

CHAIN-SPECIFIC BROKERS

- Caliber Sales & Marketing
- M3 – Military
- Marathon Global -

Distribution – Retail Partners

Current retail partners of Alkaline88 include:

- Kroger
- Albertsons
- Whole Foods Market
- Sprouts Farmers Market
- 7 Eleven
- Supermercado El Rancho
- H-E-B
- Bi-Lo
- Bristol Farms
- unfi Driven by Nature
- Fry's Food & Drug Stores
- Lowes foods
- Associated Food Stores
- Mother's Market & Kitchen California
- Cosentino's Market Fine Foods
- Bashas'
- Smith's Food & Drug Stores
- United Supermarkets
- Supervalu
- Roundy's
- Numero Uno Market
- Northgate Market
- Schnucks
- Tree of Life
- Food City
- Ingles
- Buy For Less
- Associated Wholesale Grocers
- Jimbo's ...Naturally!
- Unified Grocers
- Superior Grocers
- Nature's Best
- C&S Wholesale Grocers
- Stater Bros.
- Vallarta Supermarkets
- Raley's
- HyVee
- Core-Mark
- marsh
- The Good Guys at Kalil Bottling Co.
- KeHE
- Smart & Final
- Barons market
- Jewel-Osco
- Brookshire's food & pharmacy
- Winn Dixie
- Alford Distributing

Now in 23 of the top 75 retailers.

Manufacturing

WTER Employs a state-of-the-art Electrochemically Activated Water (ECA) system to create 8.8 pH drinking water without the use of any chemicals.

•	The ECA process uses specialized electronic cells coated with a variety of rare earth minerals to produce scientifically engineered water.

•	The Company further incorporate 84 trace Himalayan minerals considered to be the best in the world. These Himalayan minerals are considered to be the best in the world to make our ALKALINE88 brand especially unique to other alkaline waters on the market today.

The Company’s proprietary industrial production equipment require low capital expenditures and can be readily installed and/or transferred to any water production facility.
•	Production equipment can be installed on average in 10 days and costs ~$250,000 per installation.

The production equipment is currently located in 3 plants with a capacity to produce a total of 107,824 liters per day.
•	Each unit is capable of producing 26,956 liters per day
•	4th Manufacturing facility is opening in Q4-2014.

Marketing – General Strategy

Celebrity spokesperson – Brande Roderick

- Model and actress who is known for her starring role on the hit television series, *Baywatch Hawaii*. Roderick was also a final contestant on another hit television show, *Celebrity Apprentice*.

Brande Roderick
RANCH&COAST

Unique in-store display items.

- WTER also actively manages their in-store displays that are effective in standing out.

balanced hydration ALKALINE88
WATER

Entrance Display s
First Product Consumers See

Stand Alone Displays
Stand out from Competitors

Future Growth Drivers / Next Steps

The biggest driver of growth over the next 12 months will be the major expansion of the sales footprint nationally.

  Currently in 8,500 stores – management believes can be in 20,000 stores in 12 months
  Company is focused on executing production and deliveries to customers

WTER has been built for low-cost expansion

  Low-cost manufacturing centers throughout the country can add capacity quickly
  Ability to scale up with no additional personnel
  No current plans for mass market advertising campaigns

Management Team

Steven Nickolas – Chief Executive Officer / President

  36+ years of experience in the beverage industry and bottled water industry.
  Developed bottled water companies in the US and globally.
  Opened “The Water Man” in Maui and expanded to all five major islands within 18 months. Vestige of company is still in operations today.
  Started Beverage Images in 1999 and grew to $35M in sales in less than 18 months.
  Opened foreign locations in Micronesia, Indonesia, Philippines, Israel, Egypt and Germany, many of which are still operating today.
  Founded Apani Bottled Water in 1990, which he grew to $35M in sales in less than 5 years. It was the first bottled water company licensed by major sports leagues in the US, including the NFL, NBA, NHL and MLB.
  Has served in a variety of management positions for major beverage companies including Nestle, Whitlock Packaging, P&G and Suntory.
  B.S. in Political Philosophy & Political Science, M.A. in Government from The Claremont Colleges and post graduate studies at Cal-Poly Pomona.

Ricky Wright – Vice President , Secretary / Treasurer

  36+ years of experience as a CPA, CFO and entrepreneur.
  He has recently worked as a Chief Financial Officer for PCT International. PCT is a leading worldwide developer and manufacturer of last mile and access network solutions for broadband communication networks. It has manufacturing plants in USA and China and sells their products in 42 countries.
  In 2010 he began his own CPA firm in Scottsdale Arizona and Sold it in 2013.
  Former regional director of tax and financial planning with Arthur Young & Co. .
  Mr. Wright graduated with honors from Mount Union University in Alliance, OH and completed graduate level courses at Case Western University in Cleveland, OH. He is a licensed CPA in AZ and has also held his Series 7 & 63 licenses and Life and Health Insurance licenses.

In the News

"The Alkaline Water Co. Products Now Available at Fry's Food Stores (a division of Kroger Co.)"

"The Alkaline Water Co Announces Brande Roderick to Join Advisory Board & Spearhead Public Relations Efforts"

"Alkaline Water co. and Roundy's Supermarkets Continue Alkaline88 Midwestern Market Penetration"

"Alkaline Water Co. Grows With Winn-Dixie and BI-LO Grocery Stores as Momentum Builds Across Southeastern USA"

"Alkaline Water Co. Increases National Distribution Footprint Through KeHE Distributors"

"The Alkaline Water Co. and Jewel-Osco Stores Deliver Alkaline88 to Thirsty Chicagoland"

"Alkaline Water Co. Crosses the Border to Test Retail Sales at 7-Eleven Mexico"

"Alkaline Water Co. Joins with Hy-Vee Stores to Increase Midwestern Product Placement"

"Alkaline Water Co. Now Available at Ingles Markets as Southeastern US Market Penetration Meets National Expansion Goals"

"Alkaline Water Co. Introduces Alkaline84 at Three Top Southern California Retail Chains"

"Alkaline Water Co. Enjoys Valued Participation at National Retail Marketing Trade Show"

"Alkaline Water Co. Ships to Schnucks Markets as Part of Midwest Expansion."

"Alkaline Water Co. Announces Debut of Alkaline88 at Albertsons Supermarkets"

"Alkaline Water Co. Achieves National Distribution Availability With UNFI Network"

"Alkaline Water Co. & Hangar 24 Craft Distribution LLC, Ramp Up Single Serve Product Placement in Southern California"

"Alkaline Water Co. & Marsh Supermarkets Books Alkaline88 Through Key Midwest Markets"

"Alkaline Water Co. Meets Growing Demand by Adding Co-packer UNIX in Southern California"

"Alkaline Water Co. Available Now at H-E-B, Latest Store Launch in San Antonio, TX"

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